CONSENT OF SPITZER & FELDMAN P.C.






     WE HEREBY CONSENT to the reference to our firm in Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 of Avalon Capital, Inc. as filed with the Securities and Exchange Commission on February 26, 1999.






                                                   SPITZER & FELDMAN P.C.

Dated:  New York, New York
        February 24, 1999